                                                                      EXHIBIT 22

                           WYNN'S INTERNATIONAL, INC.

                           SUBSIDIARIES OF REGISTRANT

                                                                                                 State or other
                                                                                                 jurisdiction of
        Name                                                                                     incorporation
        ----                                                                                     ---------------
Wynn Oil Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   California
   Wynn's Sales Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   California
   Wynn Marketing Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   California
   Wynn's Australia Pty. Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Australia
   Wynn's Belgium N.V.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Belgium
   Wynn's Canada, Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Canada
   Wynn's Deutschland GmbH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Germany
   Wynn's Espana, S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Spain
   Wynn's France, S.A.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   France
     Wynn's Automotive France Consumer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   France
     Wynn's Automotive France Professional  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   France
   Wynn's Friction Proofing Mexico S.A. de C.V. . . . . . . . . . . . . . . . . . . . . . . . . . .   Mexico
   Wynn Oil (N.Z.) Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   New Zealand
   Wynn Oil (South Africa) (Pty) Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   South Africa
   Wynn Oil (U.K.) Limited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   England
   Wynn Oil Venezuela, S.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Venezuela
Wynn's Export, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   U.S. Virgin Islands
Alkid Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   California
Robert Skeels & Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   California
Wynn's Climate Systems, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Texas
     Lone Star Manufacturing Co., Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Texas
     Wynn's Climate Equipment Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Texas
Wynn's (UK) Limited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   England
Wynn's Fluid Power, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Delaware
   Wynn's-Precision, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Delaware
     PRPC, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Tennessee
     Wynn's-Precision Canada Ltd.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Canada
        Wynn's-Precision (U.K.) Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   England
        PRP Seals, Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Canada
   Dynamic Seals, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Delaware

     Except for Wynn Oil Venezuela, S.A., all of the above-named subsidiaries are 100% owned by Registrant. Wynn Oil Venezuela, S.A. is 51% owned by Registrant.